UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2024

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $110,400.00 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Interim Chief Financial Officer

On September 15, 2024, Jonathan Maroko notified Faraday Future Intelligent Electric Inc. (the “Company”) of his decision to resign from his position as Interim Chief Financial Officer of the Company, effective September 20, 2024. Following his resignation as CFO, the Company and Mr. Maroko may enter into a consulting agreement whereby Mr. Maroko will provide services to the Company on a reduced basis.

In connection with Mr. Maroko’s resignation, the Company and Mr. Maroko intend to enter into a customary separation and mutual release agreement.

Appointment of Chief Financial Officer

On September 17, 2024, the Board of Directors (the “Board”) of the Company appointed Koti Meka as the Company’s Chief Financial Officer and principal financial officer, effective September 23, 2024.

Mr. Meka, age 55, has served as the Company’s Acting Head of Finance Operations since November 2023, managing finance operations, heading financial planning and analysis, and supporting process improvement, target setting and cost-reduction efforts. Previously, he served as the Company’s Director of Finance (FP&A) from July 2017 to November 2023, Operations Controller from August 2016 to July 2017, and Senior Manager, Cost Estimating from February 2016 to August 2016. Prior to joining the Company in February 2016, Mr. Meka worked at Ford Motor Company from July 2002 to February 2016 in cost optimization, product development finance and corporate finance, including leading financial analysis at Ford Business Services Center in Chennai, India from December 2009 to July 2013. He holds an MBA from the University of Michigan-Dearborn, an M.S. in Mechanical Engineering from Wayne State University and a B.Tech. in Mechanical Engineering from Jawaharlal Nehru Technological University, India

In connection with Mr. Meka’s appointment, the Company entered into an offer letter with Mr. Meka (the “Meka Offer Letter”), pursuant to which Mr. Meka will initially be entitled to an annual base salary of $300,000 (which will increase to $350,000 following the passage of a six-month probationary period). In connection with the Company’s cost cutting initiatives and reduced base salaries to its executive officers and other employees, Mr. Meka will initially be paid a pro-rated annual base salary of $200,000 until such time that the Company restores in full the base salaries of all employees of the Company.

Mr. Meka will also initially be eligible to receive a discretionary annual performance bonus up to $150,000 (which will increase to $200,000 following the passage of a six-month probationary period).

Following the passage of a six-month probationary period and subject to approval by the Board and the terms of the Faraday Future Intelligent Electric Inc. Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”), it is anticipated that Mr. Meka will receive the following awards of restricted stock units (“RSUs”): (i) as of September 23, 2025, $100,000 in grant date fair value of RSUs; (ii) as of September 23, 2026, $200,000 in grant date fair value of RSUs; (iii) as of September 23, 2027, $300,000 in grant date fair value of RSUs; (iv) as of September 23, 2028, $400,000 in grant date fair value of RSUs; and (v) as of September 23, 2029, $500,000 in grant date fair value of RSUs. Each RSU grant will vest in equal 25% increments on each of the first four anniversaries of the applicable grant date, provided Mr. Meka remains employed with the Company on each such vesting date.

Following the passage of a six-month probationary period and subject to approval by the Board and the terms of the 2021 Plan, Mr. Meka will be eligible to receive performance stock units (“PSUs”) having a target value equal to $1,000,000 if the Company and Mr. Meka reach certain milestones and/or performance goals on certain dates as specified by the Board (each, a “Milestone”). Such Milestones will be determined by the Board or a committee thereof. The PSUs are anticipated to be granted as follows: (i) $100,000 in target grant date fair value after the Company achieves the first Milestone; (ii) $150,000 in target grant date fair value after the Company achieves the second Milestone; (iii) $200,000 in target grant date fair value after the Company achieves the third Milestone; (iv) $250,000 in target grant date fair value after the Company achieves the fourth Milestone; and (v) $300,000 in target grant date fair value after the Company achieves the fifth Milestone. Each PSU grant will vest in equal one-third increments on each of the first three anniversaries of the applicable grant date, provided Mr. Meka remains employed by the Company on each such vesting date.

The foregoing description of the Meka Offer Letter is a summary and is qualified in its entirety by reference to the full text of the Meka Offer Letter filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Meka and any other persons, pursuant to which he was appointed Chief Financial Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Meka, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Removal of Section 16 Officer Designation

On September 17, 2024, the Board determined that in light of Hong Rao’s responsibilities and authority as Vice President, I.A.I. of the Company, Mr. Rao shall cease to be designated as an “officer” of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended. Mr. Rao continues to serve as Vice President, I.A.I. of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
10.1	Offer Letter with Koti Meka, dated September 17, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: September 18, 2024	By:	/s/ Matthias Aydt
	Name:	Matthias Aydt
	Title:	Global Chief Executive Officer

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